UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2010
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As previously reported in a Current Report on Form 8-K under Items 2.01, 2.03 and 9.01 filed by Insteel Industries, Inc. (the “Company”) on November 22, 2010 (the “Form 8-K”), on November 19, 2010, the Company, through its wholly-owned subsidiary, Insteel Wire Products Company (together referred to as “Insteel”), entered into and consummated an Asset Purchase Agreement (the “Agreement”) with Ivy Steel & Wire, Inc. (“Ivy”) pursuant to which Insteel purchased certain assets for a purchase price of $51.1 million, subject to certain post-closing adjustments. In accordance with Items 9.01(a) and (b) of Form 8-K, this Amendment No. 1 to the Form 8-K (the “Amendment”) is being filed by the Company to include audited historical financial information for Ivy and unaudited pro forma condensed combined information for the Company. This Amendment does not amend any other Items of the Form 8-K as originally filed.
     The audited financial statements of Ivy and the notes related thereto for the fiscal years ended December 27, 2008 and December 26, 2009 and the nine-month period ended September 25, 2010, as well as the consent of the independent auditor thereto, are attached hereto as Exhibits 99.1 and 23.1, respectively. The unaudited pro forma condensed combined balance sheet of the Company as of October 2, 2010 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended October 2, 2010 are attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
     The combined balance sheets of Ivy as of September 25, 2010 and December 26, 2009 and the combined statements of operations and changes in owner’s net investment of Ivy for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
     In accordance with Item 9.01(b) of Form 8-K, the unaudited pro forma condensed combined information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.
     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditor, with respect to the audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.1	Audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.2	Unaudited pro forma condensed combined balance sheet of Insteel Industries, Inc. as of October 2, 2010, and the unaudited pro forma condensed combined statement of operations of Insteel Industries, Inc. for the year ended October 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: February 4, 2011	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditor, with respect to the audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.1	Audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.2	Unaudited pro forma condensed combined balance sheet of Insteel Industries, Inc. as of October 2, 2010, and the unaudited pro forma condensed combined statement of operations of Insteel Industries, Inc. for the year ended October 2, 2010.